        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

        THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBENTURE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF SUCH DEBENTURE), ONLY (A) TO THE COMPANY (OR ITS SUBSIDIARIES), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR PURCHASING THIS DEBENTURE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OR PRICE OF THE SECURITIES EQUAL TO $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

TOWER AUTOMOTIVE, INC.

5.75% CONVERTIBLE SENIOR DEBENTURE

CUSIP: 891707 AH 4

No. 1 $125,000,000

        Tower Automotive, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or its registered assigns the principal sum set forth on Schedule I hereto on May 15, 2024 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on May 15 and November 15 of each year, commencing November 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 5.75%, from the May 15 or November 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on this Debenture, in which case from May 24, 2004 until payment of said principal sum has been made or duly provided for. Except as otherwise provided in the Indenture, the interest payable on the Debenture pursuant to the Indenture on any May 15 or November 15 will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the Regular Record Date, which shall be the May 1 or November 1 (whether or not a Business Day) next preceding such May 15 or November 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

        The Company promises to pay interest at the rate of 5.75% per annum, compounded semiannually. The Company shall pay interest on overdue principal at the rate borne by the Debentures plus 1% per annum, and it shall pay interest on overdue installments of interest at such higher rate to the extent lawful.

        Interest on the Debentures shall be computed on the basis of a 360 day year of twelve 30 day months.

        Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Under the circumstances described in the Indenture, the Company may fulfill all or part of its conversion obligation by delivering cash in lieu of shares of Common Stock or a combination of cash and shares of Common Stock.

        This Debenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with, and governed by, the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

        The Company has caused CUSIP numbers to be printed on the Debentures and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

        Subject to certain limitations imposed by the Trust Indenture Act and the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

        This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

        If and to the extent that any provision of this Debenture limits, qualifies or conflicts with a provision of the Indenture, such Indenture provision shall control.

        Additional provisions of this Security are set forth on the other side of this Security.

        IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

TOWER AUTOMOTIVE, INC. by: ____________________
Name:
Title:

by: ____________________
Name:
Title:

Dated:

      TRUSTEE’S CERTIFICATE OF
           AUTHENTICATION

BNY MIDWEST TRUST COMPANY
     as Trustee, certifies
     that this is one of the
     Securities referred to
     in the Indenture.

By: ____________________
        Authorized Signatory

[REVERSE OF DEBENTURE]

TOWER AUTOMOTIVE, INC.

5.75% CONVERTIBLE SENIOR DEBENTURE

        This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 5.75% Convertible Senior Debentures (herein called the “Debentures” or the “Securities”), limited in aggregate principal amount to $125,000,000, issued and to be issued under and pursuant to an Indenture, dated as of May 24, 2004 (herein called the “Indenture”), between the Company and BNY Midwest Trust Company, as trustee (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

        The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Trust Indenture Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Debentures are subject to all such terms, and Debentureholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. The Debentures are general obligations of the Company. In the event of a conflict between the terms of the Indenture or the Registration Rights Agreement and the terms of the Debentures, the terms of the Indenture or the Registration Rights Agreement and not the Debentures shall govern.

        Initially, the Trustee will act as Paying Agent and Debenture Registrar. The Company may appoint and change any Paying Agent or Debenture Registrar without notice. The Company or any of its domestically incorporated Wholly-Owned Subsidiaries may act as Paying Agent or Debenture Registrar.

        Under the Indenture, Events of Default include, among other things, (i) default in payment of principal on the Debentures when the same becomes due at Stated Maturity, upon declaration of acceleration or otherwise, or failure by the Company to purchase or redeem Debentures when required; (ii) default for 30 days in payment of interest (including Additional Interest, if any) on the Debentures; (iii) failure by the Company to deliver shares, cash or other property on conversion of the Debentures in accordance with the Indenture; (iv) failure by the Company to comply with other agreements in the Indenture or the Debentures, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company if the amount accelerated (or so unpaid) exceeds $20.0 million; (v) certain events of bankruptcy or insolvency with respect to the Company or any Significant Subsidiary; and (vi) certain judgments or decrees for the payment of money in excess of $20.0 million. In case an Event of Default shall have occurred and be continuing, the principal of and accrued and unpaid interest (including Additional Interest, if any) on all Debentures may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Certain events of bankruptcy or insolvency are Events of Default which will result in the Debentures being due and payable immediately upon the occurrence of such Events of Default.

        Debentureholders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Debentures unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the Debentures may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Debentureholders notice of any continuing Default (except a Default in payment of principal or interest on any Debenture) if it determines that withholding notice is in the interest of the holders.

        A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Debenture, each Debentureholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

        The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that without the consent of each Debentureholder affected thereby no such supplemental indenture shall, among other things, (i) change the provisions of Article 10 of the Indenture or reduce the percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, (ii) reduce the stated rate or extend the stated time for payment of interest on any Debenture, (iii) reduce the principal amount of any Debenture or change the Stated Maturity of any Debenture, (iv) affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to such Debentureholder, (v) affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to such Debentureholder, (vi) affect the obligation of the Company to repurchase any Debenture upon a Fundamental Change in a manner adverse to such Debentureholder, (vii) reduce any amount payable upon redemption or repurchase of any Debenture or change the time at which any Debenture may be redeemed or repurchased, (viii) make the principal of or interest on any Debenture payable in any coin or currency other than that provided in the Debentures, (ix) impair the right to convert the Debentures into shares of Common Stock subject to the terms set forth in the Indenture, including Section 15.06 thereof, or reduce the number of shares of Common Stock or other property receivable upon conversion other than an expressly contemplated by Section 15.05 of the Indenture, (x) impair the right of any Debentureholder to receive payment of principal of and interest on such holder’s Debentures on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder’s Debentures, (xi) make any change to the provisions of Section 6.07 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, (xii) change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.02 of the Indenture or (xiii) reduce the quorum or voting requirements set forth in Article 9 of the Indenture. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of interest on, or the principal of, the Debentures, (B) a failure by the Company to convert any Debentures into Common Stock, (C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Repurchase Price or Fundamental Change Repurchase Price pursuant to Article 3 of the Indenture or (E) a default in respect of a covenant or provision of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

        No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Additional Interest, if any) on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

        Holders must surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Debentures represented by a Global Debenture (including principal and interest (including Additional Interest, if any)) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a Definitive Debenture (including principal and interest (including Additional Interest, if any)) by mailing a check to the registered address of each holder thereof; provided, that payments on a certificated Debenture will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). The Company may also pay interest (including Additional Interest, if any) by check mailed to the address of a holder as it appears in the Debenture Register, provided, that holders with an aggregate principal amount of Debentures in excess of $2 million, may be paid, at their written election, by wire transfer in immediately available funds. However, payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

        The Debentures are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of any other authorized denominations. The Debenture Registrar may require a holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

        The Company promises to pay interest on the principal amount of this Debenture at the rate per annum shown above; provided, that if a Registration Default (as defined below) occurs, Additional Interest will accrue on this Debenture as set forth in the next succeeding paragraph. The Company will pay interest semiannually in arrears on May 15 and November 15 of each year, commencing November 15, 2004. Interest on the Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 24, 2004. The Company will pay interest on the Debentures (except defaulted interest) to the Persons who are registered holders of Debentures at the close of business on the May 1 or November 1 next preceding the interest payment date even if Debentures are canceled after the record date and on or before the interest payment date.

        The holder of this Debenture is entitled to the benefits of a Resale Registration Rights Agreement, dated as of May 24, 2004, among the Company and the Initial Purchasers named therein (the “Registration Rights Agreement”). Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the Registration Rights Agreement. If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 120 days after the first date of original issuance of any of the Debentures, (ii) the Shelf Registration Statement is not declared effective within 210 days after the first date of original issuance of any of the Debentures, (iii) the Company does not name a holder as a selling stockholder in the prospectus or file a post-effective amendment within the applicable time periods as required by the Registration Rights Agreement, (iv) any post-effective amendment required to be filed pursuant to the Registration Rights Agreement has not been declared effective prior to the 60th day following the date such post-effective amendment is required to be filed or (v) the Shelf Registration Statement is filed and declared effective within 210 days after the first date of original issuance of any of the Debentures but shall thereafter cease to be effective or usable (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded by an additional Registration Statement filed and declared effective or the filing of a supplement or amendment to the Shelf Registration Statement that reinstates the effectiveness thereof, in each case, within the applicable time periods as set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (v), a “Registration Default”), the Company shall be obligated to pay Additional Interest to each holder of Transfer Restricted Debentures, during the period of such Registration Default, in an amount equal to 0.25% per annum of the outstanding principal amount of such Debentures to and including the 90th day following such Registration Default, and 0.50% per annum of the outstanding principal amount of such Debentures from and after the 91st day following such Registration Default until the Registration Default is cured or the Shelf Registration Statement is no longer required to be kept effective. Notwithstanding the foregoing provisions, the Company may issue a notice that the Shelf Registration Statement is unusable pending a material announcement and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve month period for which all such notices are issued and effective exceeds 120 days in the aggregate, then the Company shall be obligated to pay Additional Interest to each holder of Transfer Restricted Debentures in an amount equal to 0.25% per annum of the outstanding principal amount of such Debentures to and including the 90th day following such Registration Default, and 0.50% per annum of the outstanding principal amount of such Debentures from and after the 91st day following such Registration Default. In no event will Additional Interest exceed 0.50% per year of the outstanding principal amount of such Debentures. If a holder converts some or all of its Debentures into Common Stock when there exists a Registration Default with respect to the Common Stock or if a Registration Default occurs with respect to the Common Stock after a holder has converted Debentures into Common Stock, the holder will be entitled to receive Additional Interest on such Common Stock in an amount equal to 0.25% per annum of the then-applicable Conversion Price to and including the 90th day following such Registration Default, and 0.50% per annum of the then-applicable Conversion Price from and after the 91st day following such Registration Default, in each case for the period after such conversion. In no event will Additional Interest exceed 0.50% per year of the then-applicable Conversion Price. In addition, such holder will receive, on the Settlement Date for any Debentures submitted for conversion during a Registration Default, accrued and unpaid Additional Interest to, but excluding, the Conversion Date relating to such Settlement Date. Upon the Company declaring that the Shelf Registration Statement is usable after the period of time described in the third preceding sentence, accrual of Additional Interest shall cease; provided, however, that if after any such cessation of the accrual of Additional Interest, the Shelf Registration Statement again ceases to be usable beyond the period permitted above, Additional Interest shall again accrue pursuant to the foregoing provisions. Except as provided above, all accrued Additional Interest shall be paid to holders in the same manner as interest payments on the Debentures on semi-annual payment dates which correspond to interest payment dates for the Debentures. Following the cure of all Registration Defaults, the accrual of Additional Interest shall cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such Additional Interest.

        The Debentures are not redeemable prior to May 20, 2011. At any time on or after May 20, 2011 and prior to Stated Maturity, the Debentures may be redeemed at the option of the Company, in whole or in part, in cash, upon notice of not less than twenty (20) days but not more than sixty (60) days before the Redemption Date to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount of Debentures to be redeemed plus accrued and unpaid interest (including Additional Interest, if any), if any, to, but excluding, the Redemption Date; provided that if the Redemption Date is on May 15 or November 15, then the interest payable on such date shall be paid to the holder of record on the preceding May 1 or November 1, respectively.

        The Debentures will be redeemable in multiples of $1,000 principal amount.

        The Company may not give notice of any redemption of the Debentures if a default in the payment of interest (including Additional Interest, if any) on the Debentures has occurred and is continuing.

        The Debentures are not subject to redemption through the operation of any sinking fund.

        Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder if a Fundamental Change occurs at any time prior to maturity of the Debentures, on a Fundamental Change Repurchase Date specified by the Company (which shall be no later than thirty-five (35) Business Days after the occurrence of such Fundamental Change), at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including Additional Interest, if any) to (but excluding) the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding Interest Payment Date, the interest payable on such Interest Payment Date shall be paid to the holder of record of this Debenture on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date. The Company shall mail to all holders of record of such Debentures a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the twenty-fifth (25th) Trading Day prior to each Fundamental Change Repurchase Date. To exercise such right, a holder shall deliver to the Trustee (or other Paying Agent appointed by the Company) such Debentures with the form entitled “Form of Fundamental Change Repurchase Election” on the reverse thereof duly completed, together with the Debentures, duly endorsed for transfer, at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, as set forth in the Indenture.

        Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder on May 15, 2011, May 15, 2014 and May 15, 2019 in integral multiples of $1,000 at a Company Repurchase Price of 100% of the principal amount thereof, plus any accrued and unpaid interest (including Additional Interest, if any), if any, on such Debentures to, but excluding, the Company Repurchase Date. To exercise such right, a holder shall deliver to the Trustee (or other Paying Agent appointed by the Company) such Debenture with the form entitled “Form of Company Repurchase Election” on the reverse thereof duly completed, together with the Debenture, duly endorsed for transfer, at any time from the opening of business on the date that is twenty (20) Business Days prior to such Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, as set forth in the Indenture.

        Subject to the terms and conditions of the Indenture, the Company Repurchase Price to be paid on any Company Repurchase Date and the Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

        Debentureholders have the right to withdraw any Repurchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

        If cash or securities sufficient to pay the Repurchase Price or Redemption Price with respect to all Debentures or portions thereof to be repurchased or redeemed as of any Repurchase Date or Redemption Date are deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Repurchase Date or Redemption Date, interest will cease to accrue on such Debentures (or portions thereof), and the holders thereof shall have no other rights as such other than the right to receive the Repurchase Price or Redemption Price upon surrender of such Debentures.

        Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to Stated Maturity, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Debentures into 231.0002 shares (the “Conversion Rate”) of the Company’s Common Stock (at a Conversion Price of approximately $4.33 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Debenture with the form entitled “Form of Conversion Notice” on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture or, at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by its duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Debentures in accordance with the Indenture.

        If the Company (i) is a party to a consolidation, merger, binding share exchange or combination, (ii) reclassifies the Common Stock or (iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Debenture into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

        No adjustment in respect of interest on any Debenture converted or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the following Interest Payment Date and has not been called for redemption by the Company on a Redemption Date that occurs during such period, this Debenture (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest (including Additional Interest, if any), if any overdue interest exists at the time of conversion with respect to such Debenture.

        No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

        A Debenture in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

        Any Debentures called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the second Business Day preceding the Redemption Date, may be deemed to be redeemed from the holders of such Debentures for an amount equal to the applicable Redemption Price by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Debentures from the holders thereof and convert them into shares of the Company’s Common Stock and (ii) to make payment for such Debentures as aforesaid to the Trustee in trust for the holders.

        Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

        The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

        No recourse for the payment of the principal of or interest (including Additional Interest, if any) on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in this Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any of its successors, either directly or through the Company or any of its successors, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        If money for the payment of principal or interest (including Additional Interest if any) remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, holders entitled to the money must look only to the Company and not to the Trustee for payment.

ABBREVIATIONS

        The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -____ Custodian ____
TEN ENT -	as tenant by the entireties	(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship	under Uniform Gifts to Minors Act
	and not as tenants in common	______________________________________
(State)

        Additional abbreviations may also be used though not in the above list.

FORM OF
CONVERSION NOTICE

TO:         TOWER AUTOMOTIVE, INC.
               BNY MIDWEST TRUST COMPANY

The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Tower Automotive, Inc., in accordance with the terms of the Indenture referred to in this Debenture, and requests and instructs the Company to issue and deliver to the undersigned registered owner (unless a different name has been indicated below) the shares of Common Stock issuable and deliverable upon such conversion (and/or, should the Company elect to deliver cash, or a combination of cash and Common Stock in lieu thereof, a check for the cash amount payable), together with (i) any Debentures representing any unconverted principal amount hereof and (ii) any check in payment for interest, if any, and fractional shares. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture not converted are to be issued in the name of a Person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

Dated: _______________________

_____________________ _____________________ Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

________________________
Signature Guarantee

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.

        Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

_________________
(Name)

_________________
(Street Address)

_________________
(City, State and Zip Code)

_________________
Please print name and address

Principal amount to be converted
(if less than all):

$_________________

Social Security or Other Taxpayer
Identification Number:

_________________

FORM OF
FUNDAMENTAL CHANGE REPURCHASE ELECTION

TO:         TOWER AUTOMOTIVE, INC.
               BNY MIDWEST TRUST COMPANY

        The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Tower Automotive, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest (including Additional Interest, if any) to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Indenture. This Debenture shall be repurchased by the Company as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture is to be issued or paid, as applicable, to a Person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

        If the Company elects to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, the undersigned registered owner elects:

	to withdraw this Fundamental Change Repurchase Election as to $__________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates (Certificate Numbers: ______________________________________________), or

	to receive cash in respect of $_______________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates.

Dated: _______________________

_____________________ _____________________ Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

FORM OF
COMPANY REPURCHASE ELECTION

TO:         TOWER AUTOMOTIVE, INC.
               BNY MIDWEST TRUST COMPANY

        The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Tower Automotive, Inc. (the “Company”) regarding the right of holders to elect to require the Company to repurchase the Debentures and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest (including Additional Interest, if any) to, but excluding, the Company Repurchase Date, to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Indenture. The Debentures shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture. If shares of Common Stock or any portion of the principal amount of this Debenture is to be issued or paid, as applicable, to a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. If the Company elects to pay the Company Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Company Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Company Repurchase Date, the undersigned registered owner elects:

	to withdraw this Company Repurchase Election as to $__________ principal amount of the Debentures to which this Company Repurchase Election relates (Certificate Numbers: ____________________________________________), or

	to receive cash in respect of $_______________ principal amount of the Debentures to which this Company Repurchase Election relates.

Dated: _______________________

_____________________ _____________________ Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):
_____________________________________

Principal amount to be repurchased (if less than all):
_____________________________________

Social Security or Other Taxpayer Identification Number:
_____________________________________

ASSIGNMENT

        For value received _____________________ hereby sell(s) assign(s) and transfer(s) unto __________________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

        In connection with any transfer of the Debenture prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended), the undersigned confirms that the Debenture is being transferred:

	To Tower Automotive, Inc. or a subsidiary thereof; or

	To a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

	Pursuant to a registration statement which has been declared effective under the Securities Actof 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Debenture has been transferred to Tower Automotive, Inc. or a subsidiary thereof, the undersigned confirms that the Debenture is not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any Person other than the registered holder thereof.

Dated: _______________________

_____________________ _____________________ Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

________________________
Signature Guarantee

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.

Schedule I

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

        The initial principal amount of this Global Security is $125,000,000. The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

S-1